UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2013

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of principal executive offices with zip code)

(514) 744-6792

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 10, 2013, in connection with the previously announced merger (the “Merger”) with Bausch & Lomb Holdings Incorporated (“B&L”), Valeant Pharmaceuticals International, Inc. (“Valeant”) filed a Current Report on Form 8-K including, together with certain audited and unaudited consolidated financial statements of B&L filed as Exhibits 99.1 and 99.2 thereto, the unaudited pro forma consolidated balance sheet of Valeant as at March 31, 2013 and the unaudited pro forma consolidated statement of income for the three-month period ended March 31, 2013 and for the year ended December 31, 2012, together with the notes thereto, filed as Exhibit 99.3 to such Current Report as amended by the Current Report on Form 8-K/A, dated June 14, 2013 and filed on June 17, 2013. This Form 8-K/A is being filed to further update the unaudited pro forma financial information of Valeant included at Item 9.01(d) of the Form 8-K/A, including to:

•	revise the estimated purchase price in connection with the Merger to exclude certain items previously included incorrectly;

•	revise the estimated costs in connection with the issuance of new unsecured notes and the estimated costs in connection with the issuance of equity securities;

•	revise certain acquisition costs related to the Merger;and

•	revise treatment of the estimated costs in connection with the issuance of new unsecured notes.

Item 8.01	Other Events.

Unaudited Pro Forma Financial Information.

Filed herewith as Exhibit 99.1 is the unaudited pro forma consolidated balance sheet of Valeant as at March 31, 2013 and the unaudited pro forma consolidated statement of income for the three-month period ended March 31, 2013 and for the year ended December 31, 2012, together with the notes thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	The unaudited pro forma consolidated balance sheet of Valeant as at March 31, 2013 and the unaudited pro forma consolidated statement of income for the three-month period ended March 31, 2013 and for the year ended December 31, 2012, together with the notes thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Executive Vice President and Chief Financial Officer

Date: June 17, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	The unaudited pro forma consolidated balance sheet of Valeant as at March 31, 2013 and the unaudited pro forma consolidated statement of income for the three-month period ended March 31, 2013 and for the year ended December 31, 2012, together with the notes thereto.